Exhibit 10.21

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”), dated as of March 31, 2015 (the “Joinder Date”), by and among (i) PNC BANK, NATIONAL ASSOCIATION (“PNC”), in its capacity as agent for the Lenders under the Credit Agreement (as hereinafter defined) (PNC, together with its successors and assigns in such capacity, the “Agent”), (ii) MAMMOTH ENERGY PARTNERS LP, a limited partnership under the laws of the State of Delaware (“Mammoth”), REDBACK ENERGY SERVICES LLC, a limited liability company under the laws of the State of Delaware (“Redback Energy”), REDBACK COIL TUBING LLC, a limited liability company under the laws of the State of Delaware (“Redback Coil”), MUSKIE PROPPANT LLC, a limited liability company under the laws of the State of Delaware (“Muskie”), PANTHER DRILLING SYSTEMS LLC, a limited liability company under the laws of the State of Delaware (“Panther”), BISON DRILLING AND FIELD SERVICES LLC, a limited liability company under the laws of the State of Delaware (“Bison Drilling”), BISON TRUCKING LLC, a limited liability company under the laws of the State of Delaware (“Bison Trucking”), WHITE WING TUBULAR SERVICES LLC, a limited liability company under the laws of the State of Delaware (“White Wing”), GREAT WHITE SAND TIGER LODGING LTD., a Canadian limited company (“Sand Tiger”), STINGRAY PRESSURE PUMPING LLC, a limited liability company under the laws of the State of Delaware (“Stingray Pressure”), STINGRAY LOGISTICS LLC, a limited liability company under the laws of the State of Delaware (“Stingray Logistics”; and together with Mammoth, Redback Energy, Redback Coil, Muskie, Panther, Bison Drilling, Bison Trucking, White Wing, Sand Tiger, Stingray Pressure, individually, each an “Existing Borrowers” and together, collectively, the “Existing Borrowers”) and (iii) MAMMOTH ENERGY INC., a corporation organized under the laws of the State of Delaware, and BARRACUDA LOGISTICS LLC, a limited liability company organized under the laws of the State of Delaware (individually, each an “Applicant” and together, collectively, the “Applicants”).

WHEREAS, Existing Borrowers, Agent and each of the financial institutions from time to time party thereto (collectively, the “Lenders”) are parties to that certain Revolving Credit and Security Agreement, dated as of November 25, 2014 (as heretofore and may hereafter be amended, amended and restated, joined, extended, supplemented and/or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

WHEREAS, each Applicant desires to become a “Borrower” pursuant to the terms of the Credit Agreement.

NOW THEREFORE, the Applicants, together with the Existing Borrowers hereby agree, jointly and severally with the Agent and Lenders as follows:

A.    Each Applicant hereby acknowledges, agrees and confirms that, as of the date hereof and as if it had executed the Credit Agreement and the Other Documents, it shall be and shall have all of the obligations of a Borrower (as defined in the Credit Agreement) set forth in the Credit Agreement and shall be a party of identical capacity and obligations as a Borrower to the Credit Agreement and each of the Other Documents. As of the date hereof, each Applicant hereby ratifies and agrees to be bound by all of the terms, provisions and conditions contained in the Credit Agreement and the Other Documents that are binding upon Borrowers, including, without limitation (a) all of the representations and warranties of Borrowers set forth in Article V of the Credit Agreement, as supplemented from time to time in accordance with the terms thereof, and (b) all of the covenants set forth in Articles VI and VII of the Credit Agreement (and as to these clauses (a) and (b) giving due account to the date of such Applicant’s formation).

B.    Without limiting the generality of the foregoing provisions, each Applicant hereby grants to Agent, for the benefit of the Lenders, as of the date hereof and as security for the Obligations, a continuing first priority security interest in and Lien upon, and pledges to Agent, all of its right, title and interest in, to and upon all of the Applicant’s assets, now owned or hereafter acquired, including the Collateral of such Applicant, pursuant to the terms a provisions as set forth in Article IV of the Credit Agreement and in each Other Document.

C.    Each Applicant acknowledges and confirms that it has received a copy of the Credit Agreement and the exhibits, schedules and other attachments thereto and the Other Documents. The Schedules to the Credit Agreement are amended to include the information relating to Applicant set forth on the attached Exhibit A.

D.    Existing Borrowers confirm that all of their obligations under the Credit Agreement and the Other Documents are, and upon each Applicant becoming a “Borrower” thereunder or otherwise party thereto pursuant to the terms hereof, shall continue to be, in full force and effect.

E.    Existing Borrowers further confirm that, as of the date hereof, the term “Obligations”, as used in the Credit Agreement, shall include all Obligations of the Applicants under the Credit Agreement and each Other Document. This Agreement shall be an Other Document for all purposes.

F.    Existing Borrowers and the Applicants agree that at any time and from time to time, upon the written request of Agent, they will execute and deliver such further documents and do such further acts and things as the Agent or the Lenders may reasonably request in order to effect the purposes of this Agreement.

G.    This Agreement may be executed in one or more counterparts (which taken together, as applicable, shall constitute one and the same instrument) and by facsimile transmission, which facsimile signatures shall be considered original executed counterparts. Each party to this Agreement agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party.

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IN WITNESS WHEREOF, the Applicants, Existing Borrowers, Agent and the Lenders have caused this Agreement to be duly executed and delivered by its authorized officer as of the day and year first above written.

APPLICANTS:

MAMMOTH ENERGY INC.

By:	/s/Marc McCarthy
Name:	Marc McCarthy
Title:	Chairman

BARRACUDA LOGISTICS LLC

By:	/s/ Arthur Amron
Name:	Arthur Amron
Title:	Vice President and Assistant Secretary

[Signature Page to Joinder Agreement]

EXISTING BORROWERS:

MAMMOTH ENERGY PARTNERS LP

By:	/s/ Arthur Amron
Name:	Arthur Amron
Title:	Vice President and Assistant Secretary

BISON DRILLING AND FIELD SERVICES LLC
BISON TRUCKING LLC
GREAT WHITE SAND TIGER LODGING LTD.
MUSKIE PROPPANT LLC
PANTHER DRILLING SYSTEMS LLC
REDBACK COIL TUBING LLC
REDBACK ENERGY SERVICES LLC
STINGRAY LOGISTICS LLC
STINGRAY PRESSURE PUMPING LLC
WHITE WING TUBULAR SERVICES LLC

By.	/s/ Arthur Amron
Name:	Arthur Amron
Title:	Vice President and Assistant Secretary

[Signature Page to Joinder Agreement]

AGENT:

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Ronald Eckhoff
Name:	Ronald Eckhoff
Title:	Vice President

[Signature Page to Joinder Agreement]

EXHIBIT A

(See attached)

Schedule 5.2(b)

Subsidiaries

Subsidiary	Equity Interests	Beneficial Owners of Capital Stock
Mammoth Energy Partners LP	Limited Partnership Interests	• Mammoth Energy Holdings LLC • Gulfport Energy Corporation • Rhino Exploration LLC • Mammoth Energy Partners GP LLC (Non-economic, GP interests)

Redback Energy Services LLC	Membership Interests	• Mammoth Energy Partners LP

Redback Coil Tubing LLC	Membership Interests	• Mammoth Energy Partners LP

Muskie Proppant LLC	Membership Interests	• Mammoth Energy Partners LP

Panther Drilling Systems LLC	Membership Interests	• Mammoth Energy Partners LP

Bison Drilling and Field Services LLC	Membership Interests	• Mammoth Energy Partners LP

Bison Trucking LLC	Membership Interests	• Bison Drilling and Field Services LLC

White Wing Tubular Services LLC	Membership Interests	• Bison Drilling and Field Services LLC

Stingray Pressure Pumping LLC	Membership Interests	• Mammoth Energy Partners LP

Stingray Logistics LLC	Membership Interests	• Mammoth Energy Partners LP

Sand Tiger Holdings Inc.	Common Stock	• Mammoth Energy Partners LP

Great White Sand Tiger Lodging Ltd.	Shares	• Sand Tiger Holdings Inc.

Mammoth Energy Inc.	Common Stock	• Mammoth Energy Partners LP

Barracuda Logistics LLC	Membership Interests	• Stingray Pressure Pumping LLC